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                                                                   EXHIBIT 23.1


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in Registration Statement (File No. 333-126244) of our report dated April 12, 2006, relating to the consolidated financial statements and financial statement schedule of DSW Inc., appearing in the Annual Report on Form 10-K of DSW Inc. for the year ended January 28, 2006.

/s/ Deloitte & Touche LLP

Columbus, Ohio
April 12, 2006